Exhibit 32.2

CERTIFICATIONS OF THE CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by AeroGrow International, Inc. (the “Registrant”) of its Transitional Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006 (the “Annual Report”) with the Securities and Exchange Commission, I, Mitchell B. Rubin, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: July __, 2006	By:	/s/ MITCHELL B. RUBIN
Mitchell B. Rubin
Chief Financial Officer
(Principal Financial Officer)